Honorable Sharon Armstrong

SUPERIOR COURT OF WASHINGTON FOR KING COUNTY

ARTHUR and CHRISTINE KARUNA-KARAN,

husband and wife and their marital community,

Plaintiffs,

v.

BIO-PRESERVE INTERNATIONAL

CORPORATION, a Nevada corporation,

BIO-PRESERVE MEDICAL CORPORATION,

a Washington corporation; and BIO-PRESERVE

MEDICAL CORPORATION, a Florida corporation;

Defendants.

No. 99-2-23324-7 SEA STIPULATION AND ORDER OF DISMISSAL

STIPULATION

The parties stipulate that all claims and all counterclaims asserted in this action should be dismissed with prejudice and without costs to any party and that this action should be dismissed with prejudice and without costs awarded to any party.

STIPULATION AND ORDER OF DISMISSAL - Page 1

THE GRANT

LAW FIRM

1218 Third Avenue - Suite 1000

Seattle Washington 98101

ORIGINAL

THE GRANT LAW FIRM

By /s/ Signed

Jeffrey C. Grant, WSBA No. 11046

Attorney for Plaintiffs Karuna-Karan

STEPHEN W. PIDGEON

By /s/ Signed

Stephen W. Pidgeon, WSBA No. 25265

Attorney for All Defendants

ORDER

Pursuant to the foregoing Stipulation, it is

ORDERED that all claims and all counterclaims asserted in this action should be dismissed with predjudice and without costs to any party and that this action should be dismissed with prejudice and without costs awarded to any party.

DONE IN OPEN COURT this 6th day of July , 2000.

/s/ Signed

THE HONORABLE SHARON ARMSTRONG

STIPULATION AND ORDER OF DISMISSAL - Page 2

THE GRANT

LAW FIRM

1218 Third Avenue - Suite 1000

Seattle Washington 98101

Presented by:

THE GRANT LAW FIRM

By /s/ Signed

Jeffrey C. Grant, WSBA No. 11046

Attorney for Plaintiffs Karuna-Karan

Copy received, approved as to form

and notice of presentation waived:

STEPHEN W. PIDGEON

By /s/ Signed

Stephen W. Pidgeon, WSBA No. 25265

Attorney for All Defendants

STIPULATION AND ORDER OF DISMISSAL - Page 3

THE GRANT

LAW FIRM

1218 Third Avenue - Suite 1000

Seattle Washington 98101